DOCUMENT HEADER
DOCUMENT DESCRIPTION EXHIBIT 24
DOCUMENT TYPE 2
COUNT 1

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EXHIBIT 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerrold B. Harris and David M. Bronson or either of them, his attorneys-in-fact, for him in any and all capacities, to sign this Registration Statement on Form S-8 and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Signature                                                  Date

s/James W. Bernard                                         September 13, 1996
James W. Bernard
Director

s/Richard E. Engebrecht                                    September 13, 1996
Richard E. Engebrecht
Director

s/Jerrold B. Harris                                        September 13, 1996
Jerrold B. Harris
Director

s/Wolfgang Honn                                            September 13, 1996
Wolfgang Honn
Director

s/Dieter Janssen                                           September 13, 1996
Dieter Janssen
Director

s/Alfred J. Koch                                           September 13, 1996
Alfred J. Koch
Director

s/Stephen J. Kunst                                         September 13, 1996
Stephen J. Kunst
Director

s/Curtis P. Lindley                                        September 13, 1996
Curtis P. Lindley
Director

s/Edward A. McGrath, Jr.                                   September 13, 1996
Edward A. McGrath
Director



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s/Donald P. Nielsen                                        September 13, 1996
Donald P. Nielsen
Director

s/N. Stewart Rogers                                        September 13, 1996
N. Stewart Rogers
Director


s/Dr. Harold Schroder                                      September 13, 1996
Dr. Harold Schroder
Director

s/Walter W. Zywottek                                       September 13, 1996
Walter W. Zywottek
Director